                                                                  EXHIBIT 99.m33

                     AMENDMENT NO. 3 TO MASTER DISTRIBUTION
                    AND INDIVIDUAL SHAREHOLDER SERVICES PLAN
                                       OF
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                        AMERICAN CENTURY INVESTMENT TRUST
                                     R CLASS

     THIS  AMENDMENT NO. 3 TO MASTER  DISTRIBUTION  AND  INDIVIDUAL  SHAREHOLDER
SERVICES  PLAN is made as of the  29th day of  July,  2005 by each of the  above named  corporations  (the "Issuers").  Capitalized  terms not otherwise  defined herein shall have the meaning  ascribed to them in the Master  Distribution  and
Individual Shareholder Services Plan.

                                    RECITALS

     WHEREAS,  the  Issuers  are parties to a certain  Master  Distribution  and
Individual  Shareholder Services Plan dated August 29, 2993, amended May 1, 2004 and February 24, 2005 (the "Plan"); and

     WHEREAS,  American  Century Mutual Funds,  Inc. has added R Class of shares for Capital Growth Fund,  Fundamental  Equity Fund, Select Fund, and Vista Fund;
and

     WHEREAS,  American  Century World Mutual  Funds,  Inc. has added R Class of shares for Global Growth Fund; and

     WHEREAS,  American  Century Capital  Portfolios,  Inc. has added R Class of shares for Mid Cap Value Fund and Value Fund; and

     WHEREAS, American Century Quantitative Equity Funds, Inc. has added R Class of shares for Equity Growth Fund; and

     WHEREAS,  American Century Investment Trust has added R Class of shares for
Diversified Bond Fund and High-Yield Fund; and

     WHEREAS,  the parties desire to amend the Plan to adopt the Plan to reflect these changes.

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     2. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Master  Distribution  and  Individual  Shareholder  Services  Plan,  as
amended by this Amendment No. 3.

     3. In the event of a conflict between the terms of this Amendment No. 3 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 3 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 3, the parties hereby confirm and ratify the Plan.

     4. This Amendment No. 3 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 3 as of the date first above written.

                           AMERICAN CENTURY MUTUAL FUNDS, INC.
                           AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                           AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                           AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                           AMERICAN CENTURY INVESTMENT TRUST

                           By:    /s/ Charles A. Etherington
                                  -----------------------------------
                           Name:  Charles A. Etherington
                           Title: Vice President

                                   SCHEDULE A

                         SERIES OFFERING R CLASS SHARES

SERIES                                                   DATE PLAN EFFECTIVE
------                                                   -------------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Growth Fund                                     August 29, 2003
>>       Ultra Fund                                      August 29, 2003
>>       Capital Growth Fund                             July 29, 2005
>>       Fundamental Equity Fund                         July 29, 2005
>>       Select Fund                                     July 29, 2005
>>       Vista Fund                                      July 29, 2005

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                              August 29, 2003
>>       Large Company Value Fund                        August 29, 2003
>>       Mid Cap Value Fund                              July 29, 2005
>>       Value Fund                                      July 29, 2005

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Income and Growth Fund                          May 1, 2004
>>       Small Company Fund                              May 1, 2004
>>       Equity Growth Fund                              July 29, 2005

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                       August 29, 2003
>>       Global Growth Fund                              July 29, 2005

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Moderate Fund             August 29, 2003
>>       Strategic Allocation: Conservative Fund         February 24, 2005
>>       Strategic Allocation: Aggressive Fund           February 24, 2005

AMERICAN CENTURY INVESTMENT TRUST
>>       Inflation Protection Bond Fund                  February 24, 2005
>>       Diversified Bond Fund                           July 29, 2005
>>       High-Yield Fund                                 July 29, 2005

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